Prospectus Supplement dated May 17, 2021 to the Prospectus Dated May 1, 2021
Product Name	Prospectus Form #
RiverSource Galaxy Premier Variable Annuity	45211 CH (5/21)
The following information describes a change to an investment option offered under the variable annuity contract listed above (the “Contract”). Please retain this supplement with your latest printed prospectus for future reference. Except as modified in this supplement, all other terms and information in the prospectus remain in effect and unchanged.
The Board of Trustees of Columbia Funds Variable Insurance Trust (the Trust) has approved the suspension of the offering and sale of shares of Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of the Trust, effective June 1, 2021.
Effective June 1, 2021, the Fund will be generally closed to investors and will not accept any orders for the purchase of shares of the Fund.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
45211-4- A (05/21)
1